UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2023

SIDUS SPACE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41154	46-0628183
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 N. Sykes Creek Parkway, Suite 200 Merritt Island, FL	32953
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (321) 613-5620

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	SIDU	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 28, 2023, Sidus Space, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). A total of 116,017,229 shares of common stock, constituting a quorum, were represented in person or by valid proxies at the Annual Meeting. The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting, as set forth in the Definitive Proxy Statement, filed with the Securities and Exchange Commission on May 10, 2023 are as follows:

Proposal 1. All of the five (5) nominees for director were elected to serve until the 2024 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death. The result of the votes to elect the five (5) directors was as follows:

Directors	For	Against	Abstain	Broker Non Vote
Carol Craig	105,041,311	0	704,289	10,271,629
Jamie Adams	104,977,619	0	767,981	10,271,629
Dana Kilborne	104,947,841	0	797,759	10,271,629
Cole Oliver	104,907,304	0	838,296	10,271,629
Leonardo Riera	105,037,629	0	707,971	10,271,629

Proposal 2. The appointment of BF Borgers CPA PC as the Company’s independent registered public accounting firm for its fiscal year ended December 31, 2023 was ratified and approved by the stockholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non Vote
114,809,713	848,545	358,970	1

Proposal 3. The proposal to amend our amended and restated certificate of incorporation to increase the number of shares of authorized Class A common stock from 100,000,000 to 200,000,000 was approved by the stockholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non Vote
112,977,989	2,896,252	142,988	0

Proposal 4. The proposal to approve, in accordance with Nasdaq Marketplace Rule 5635(b), the issuance of our Class A common stock to B. Riley Principal Capital II, LLC in excess of the exchange cap of the Common Stock Purchase Agreement dated August 10, 2022 by and between the Company and B. Riley was approved by the stockholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non Vote
103,978,920	1,697,910	68,769	10,271,630

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIDUS SPACE, INC.
Dated: June 28, 2023
	By:	/s/ Carol Craig
	Name:	Carol Craig
	Title:	Chief Executive Officer

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